UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 13, 2018

ALFACOURSE INC.
(Exact name of registrant as specified in its charter)

NEVADA	333-216086	61-1787148
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 The Cedar Cruagh Wood
Stepaside, Dublin 18, Ireland
(Address of principal executive offices)

941-363-6663
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

1 Previous Independent Accountants

On April 13, 2018, our Board of Directors received formal notice that our independent auditors, Thayer O'Neal Company LLC., (“THAYERONEAL”), had made the decision to resign as our independent accountants effective April 13, 2018.

On April 13, 2018, the Board of Directors voted unanimously to accept the resignation.

THAYERONEAL audited the financial statements of the Company for the two years ended December 31, 2017.

The report of THAYERONEAL on such financial statements, dated December 31, 2017, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

For the past two fiscal years and subsequent interim periods though the date of resignation, there have been no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of THAYERONEAL would have caused them to make reference thereto in their report on the financial statements.

During the two most recent fiscal years and the interim period to the date of their resignation, there have been no reportable events, as that term is defined in Item 304(a)(1)(v) of Regulation S-B.

During the Company's two most recent fiscal years, and since then, THAYERONEAL has not advised the Company that any of the following exist or are applicable:

(1)
That the internal controls necessary for the Company to develop reliable financial statements do not exist, that information has come to their attention that has led them to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management.

(2)
That the Company needs to expand significantly the scope of its audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or any other financial presentation, or cause them to be unwilling to rely on management's representations or be associated with the Company's financial statements for the foregoing reasons or any other reason, or

(3)
That they have advised the Company that information has come to their attention that they have concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements for the foregoing reasons or any other reason.

We have provided THAYERONEAL a copy of the disclosure made in response to this Item 4.01 and have requested that THAYERONEAL provide a letter addressed to the Securities & Exchange Commission confirming their agreement with the disclosure contained herein.
Pursuant to our request, THAYERONEAL has provided the letter attached hereto as Exhibit 16.1.

2 New Independent Accountants

On April 13, 2018, Jimmy P. Lee CPA P.C. (“JPL”), Certified Public Accountant of Flushing, New York, were appointed by the Company to audit our financial statements for the year ended December 31, 2018.
During our two most recent fiscal years and the subsequent interim periods preceding their appointment as independent accountants, neither the Company nor anyone on its behalf consulted JPL regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered of the Company's consolidated financial statements, nor has JPL provided to the Company a written report or oral advice regarding such principles or audit opinion.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 16.1 Letter to SEC from Thayer O'Neal Company LLC., dated April 13, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2018

ALFACOURSE INC.

By: /s/ Oleg Jitov
Oleg Jitov
President, CFO

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